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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 29, 1996
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                         COMMISSION FILE NUMBER 0-26304



                         SUNSTONE HOTEL INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)


               MARYLAND                                     52-1891908
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   (State or Other Jurisdiction of                       (I.R.S. Employer
   Incorporation or Organization)                       Identification No.)


115 CALLE DE INDUSTRIAS, SUITE 201, SAN CLEMENTE, CA          92672
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    (Address of Principal Executive Offices)                (Zip Code)


                                 (714) 361-3900
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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         (former name or former address, if changed since last report)



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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On October 29, 1996, Sunstone Hotel Investors, Inc., through its affiliated partnership, Sunstone Hotel Investors, L.P., acquired for $27.8 million from affiliates of Beck Summit Hotel Management Group of Lauderdale By the Sea, Florida, the 246-room Holiday Inn in Mesa, Arizona, which will be converted into a Holiday Inn Hotel and Suites; the 156-room Holiday Inn in Flagstaff, Arizona; and the 125-room Hampton Inn in Tucson, Arizona. The hotels were purchased for $3.6 million in cash, the assumption of $16.8 million in debt financed by FINOVA Capital Corporation, and the issuance of $7.4 million in partnership units of Sunstone Hotel Investors, L.P., at $10.52 per unit. The purchase price represents an approximate room price of $52,700 with the three hotels reporting a combined average daily rate
          (ADR) of $63.43 and an average daily occupancy of 65.1% for the 12-month period ended July 31, 1996.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial Statements of Businesses Acquired. The historical financial statements required to be provided in this Form 8-K are impracticable to file at this time and will be filed under cover of Form 8-K/A as soon as practicable, but not later than sixty (60) days after the date this Form 8-K must be filed.

          (b) Pro Forma Financial Information. The pro forma financial information required to be provided in this Form 8-K is impracticable to file at this time and will be filed under cover of Form 8-K/A as soon as practicable, but not later than sixty
                (60) days after the date this Form 8-K must be filed.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SUNSTONE HOTEL INVESTORS, INC.



Date: November 12, 1996                 By: /s/ ROBERT A. ALTER, President
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                                                Robert A. Alter, President